Exhibit 99.1

Blue Water Acquisition Corp. Announces Change of Special Meeting of Shareholders Date to August 27, 2021

NEW YORK, August 11, 2021 – Blue Water Acquisition Corp. (NASDAQ: BLUW) (“Blue Water” or the "Company"), a special purpose acquisition company (SPAC) that previously announced a planned business combination with Clarus Therapeutics, Inc. ("Clarus"), announced today that the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Thursday, August 12, 2021, is being postponed to Friday, August 27, 2021.

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern Time, on August 27, 2021, exclusively via a live audio webcast at https://www.cstproxy.com/bluewateracquisition/2021. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that Blue Water redeem their public shares for cash to the Company’s transfer agent, Continental Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on August 25, 2021.

The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of Blue Water’s common stock as of the close of business on July 16, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

About Blue Water Acquisition Corp.

Blue Water is a special purpose acquisition company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information about the Business Combination and Where to Find It

This press release relates to a proposed business combination between Blue Water and Clarus as contemplated by the Agreement and Plan of Merger (“Business Combination”), dated as of April 27, 2021, as amended, by and among Blue Water, Blue Water Merger Sub Corp., and Clarus. A Registration Statement on Form S-4 (the “Registration Statement”) was declared effective by the SEC on July 23, 2021. A definitive proxy statement/prospectus has been mailed to all Blue Water stockholders. Before making any voting decision, stockholders of Blue Water are urged to read the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

Investors and stockholders will be able to obtain free copies of the Registration Statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Blue Water through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Blue Water and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blue Water's stockholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement and is available free of charge at the Securities and Exchange Commission’s ("SEC") website at www.sec.gov. Additional information regarding the interests of such participants is contained in the definitive proxy statement/prospectus for the proposed Business Combination.

Clarus and its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Blue Water in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the definitive proxy statement/prospectus for the proposed Business Combination.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the federal securities laws, including statements about the parties' ability to close the proposed Business Combination and related transactions, the anticipated benefits of the proposed Business Combination, and the financial conditions, results of operations, earnings outlook and prospects of Blue Water and/or the proposed Business Combination and related transactions and may include statements for the period following the consummation of the proposed Business Combination and related transactions. In addition, any statements that refer to projections (financial or otherwise), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Blue Water and Clarus, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Business Combination may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of the Company, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Business Combination on Clarus’ business relationships, operating results, and business generally, (vii) risks that the proposed Business Combination disrupts current plans and operations of Clarus, (viii) risks related to Clarus’ ability to increase sales of JATENZO®, secure favorable reimbursement coverage for such sales and expand its product offerings to include a pipeline of androgen and metabolic therapies for men and women, including orphan indications, (ix) the outcome of existing legal proceedings in which Clarus is involved with respect to its intellectual property, (x) the outcome of any legal proceedings that may be instituted against Clarus or against the Company related to the Merger Agreement or the proposed Business Combination, (xi) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xii) changes in the competitive and regulated industries in which Clarus operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of Clarus and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry, (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xvi) risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021, and (xvii) other risks and uncertainties described in the "Risk Factors" section of the Registration Statement on Form S-4 (as amended, the "Registration Statement"), and other documents filed by Blue Water from time to time with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and Blue Water and Clarus assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Blue Water and Clarus gives any assurance that Blue Water, Clarus, or the combined company, will achieve its expectations.

Contact:

Joe Hernandez

Chief Executive Officer

15 E. Putnam Avenue, Suite 363

Greenwich, CT 06830

(646) 303-0737